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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A No. 2


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                August 30, 2002
                                ---------------
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                       000-32847                 87-0433444
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

             1855 Norman Avenue, Santa Clara, California 95054-2029
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (408) 727-7513
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

         Item 7 of the Current Report on Form 8-K, dated August 30, 2002, and filed on September 4, 2002, and subsequently amended on September 23, 2002, of the Registrant is hereby amended to include therein the following:

         (i) Financial Statements of Titan EMS, Inc., (formerly SVPC Partners, LLC) as of August 31, 2002 and for the year then ended and the period from July 1, 2001 to August 31, 2001, and the financial statements of SVPC Circuit Systems, Inc. for the period from March 1, 2001 to June 30, 2001 with independent auditors report (including Balance Sheet, Statement of Operations and Changes in Net Assets, Statement of Stockholders' Equity, Statement of Cash Flows and Notes to Financial Statements) (filed as Exhibit 99.3 hereto).

         (b)      Pro Forma Financial Statements

         (i) See Note 16 in Exhibit 99.3 for the unaudited pro forma condensed combined balance sheet giving effect to the merger of Titan EMS, Inc. and Ventures-National, Inc. as of August 31, 2002

         (c)      Exhibits.

         10.1 Agreement And Plan Of Merger, dated as of August 12, 2002, among Ventures-National Incorporated, Titan EMS Acquisition Corporation, and Titan EMS, Inc.*

         10.2 Contribution Agreement dated as of August 6, 2002, by and between Titan EMS, Inc. and SVPC Partners, LLC.*

         10.3 Contribution Agreement dated as of August 6, 2002 by and between Titan EMS, Inc. and Louis George.*

         10.4 Employment Agreement dated as of August 6, 2002 by and between Titan EMS, Inc. and Louis George.*

         10.5 Employment Agreement dated as of August 12, 2002 by and between Titan EMS, Inc. and Stephen Saul Kennedy.*

         10.6 Consulting Agreement dated as of July 29, 2002 by and between Robert Ciri and the Company.*

         10.7 Consulting Agreement dated as of July 29, 2002, by and among the Company, Jenson Services, Inc., Duane S. Jenson, Jeffrey
                  D. Jenson, Travis T. Jenson, Thomas J. Howells, Jeffrey D. Jensen, Leonard W. Burningham and James P. Doolin.*

         10.8 Consulting Agreement dated as of July 29, 2002 by and between the Company and STAR Associates, LLC.*

         10.9 Financial Advisory Agreement dated as of July 29, 2002 by and between the Company and STAR Associates, LLC.*

         10.10 Letter Agreement dated August 26, 2002 by and between Titan EMS, Inc. and Phoenix Business Trust.*

         10.11 Letter Agreement dated August 26, 2002 by and between Titan EMS, Inc. and Forest Home Investors I, LLC.*

         10.12 Indemnification Agreement dated August 19, 2002 by and among the Company, Titan EMS and Jenson Services, Inc.*

         10.13 Option Agreement dated as of August 22, 2002 by and among the Company, Jenson Services, Inc., Duane S. Jenson, Jeffrey D. Jenson, Travis T. Jenson, Thomas J. Howells, James P. Doolin, Leonard W. Burningham, Esq. and Interwest Transfer Company.**

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         10.14    Letter Agreement dated August 30, 2002 by and between
                  Ventures-National Incorporated and Irrevocable Children's Trust.***

         10.15 Letter Agreement dated August 30, 2002 by and between Ventures-National Incorporated and Ohio Investors of Wisconsin LLC.***

         23.1     Consents of Stonefield Josephson, Inc.

         99.1 Titan EMS, Inc. Balance Sheet dated as of December 31, 2001, with Accountants' Compilation Report.****

         99.2 SVPC Partners LLC Audited Financial Statements from January 12, 2001 (inception) through December 31, 2001.****

         99.3 Financial Statements of Titan EMS, Inc., (formerly SVPC Partners, LLC) as of August 31, 2002 and for the year then ended and the period from July 1, 2001 to August 31, 2001, and the financial statements of SVPC Circuit Systems, Inc. for the period from March 1, 2001 to June 30, 2001 with independent auditors report (including Balance Sheet, Statement of Operations and Changes in Net Assets, Statement of Stockholders' Equity, Statement of Cash Flows and Notes to Financial Statements)


* Previously filed with and incorporated herein by reference to the Current Report on Form 8-K dated August 30, 2002, and filed September 4, 2002.

** Previously filed with and incorporated herein by reference to the Current Report on Form 8-K, dated August 30, 2002, filed on September 4, 2002, and as amended in the Current Report on Form 8-K, dated and filed on September 11, 2002.

*** Previously filed with and incorporated herein by reference to the Current Report on Form 8-K, dated and filed on September 11, 2002.

**** Previously filed with and incorporated herein by reference to the Current Report on Form 8-K/A No. 1, dated September 20, 2002 and filed on September 23, 2002.

ITEM 8. Change in Fiscal Year

         On August 19, 2002, the Registrant determined to change its fiscal year end to August 31 of each year. The Registrant filed a Form 10-KSB covering the transition period on December 16, 2002.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 17, 2002

                                   VENTURES-NATIONAL INCORPORATED



                                   By: /s/ Louis J. George
                                       -----------------------------------------
                                   Name:  Louis J. George
                                   Title: President and Chief Executive Officer

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                        INDEX TO EXHIBITS FILED HEREWITH


Exhibit No.       Description
-----------       -----------

23.1              Consent of Stonefield Josephson, Inc.

99.3 Financial Statements of Titan EMS, Inc., (formerly SVPC Partners, LLC) as of August 31, 2002 and for the year then ended and the period from July 1, 2001 to August 31, 2001, and the financial statements of SVPC Circuit Systems, Inc. for the period from March 1, 2001 to June 30, 2001 with independent auditors report (including Balance Sheet, Statement of Operations and Changes in Net Assets, Statement of Stockholders' Equity, Statement of Cash Flows and Notes to Financial Statements)